April 8, 2011

ADVANTAGE FUNDS, INC.
– DREYFUS EMERGING LEADERS FUND

Supplement to Prospectus
dated January 1, 2011

     The Board of Directors of Advantage Funds, Inc. (the “Company”) has approved, subject to shareholder approval, a Plan of Reorganization (the “Plan”) for the Company, on behalf of Dreyfus Emerging Leaders Fund (the “Fund”) and Dreyfus Opportunistic Small Cap Fund (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that shareholders of the Fund as of May 18, 2011 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about August 11, 2011. If the Plan is approved, the Reorganization will become effective on or about November 28, 2011.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.

0259S0411